UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐     Confidential, For Use of the Commission Only

         (as permitted by Rule 14A-6(e)(2))

☐     Definitive Proxy Statement

☒    Definitive Additional Materials

☐     Soliciting Material Pursuant to Section 240.14a-12

The Black & Decker Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Black & Decker Corporation

701 East Joppa Road, Towson, Maryland, USA 21286

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on

Thursday, April 30, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/bdk

BLACK&DECKER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2009 to facilitate timely delivery.

Dear Black & Decker Stockholder:

The 2009 Annual Meeting of Stockholders of The Black & Decker Corporation will be held at Black & Decker’s headquarters, 701 East Joppa Road, Towson, Maryland 21286, on Thursday, April 30, 2009, at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect the eleven directors nominated by the Board of Directors to serve until the next annual meeting;

(2) to ratify the selection of Ernst & Young LLP as Black & Decker’s independent registered public accounting firm for 2009; and

(3) to conduct any other business properly brought before the meeting.

The Board of Directors recommends a vote “FOR” Item 1 and the Audit Committee recommends a vote “FOR” Item 2.

The Board of Directors has fixed the close of business on February 24, 2009, as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number.

42983/44465

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. If you decide to attend the meeting, you will receive directions to the specific location of the meeting upon your arrival at Black & Decker’s headquarters.

Meeting Location:

The Black & Decker Corporation

701 East Joppa Road

Towson, MD 21286

The following Proxy Materials are available for you to review online:

The Black & Decker Corporation 2009 Proxy Statement; and

The Black & Decker Corporation Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials).

To request a paper copy of the Proxy Materials (you must reference your 11-digit control number):

Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com

Internet: http://bnymellon.mobular.net/bnymellon/bdk

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for The Black & Decker Corporation are available for review at:

http://bnymellon.mobular.net/bnymellon/bdk

Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET OR TELEPHONE

Have this card in hand when you access the above web site. You may click on “Vote Now” on the top right hand side of the web site to access the electronic proxy card and vote your shares. Or you may follow the instructions on the web site to vote by telephone.